CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

I hereby consent to the use of my name as auditing firm in the Form 10SB12G Registration Statement filed pursuant to Section 12 of the Securities Exchange Act of 1934 by OAK BROOK CAPITAL III, INC.

DENNIS BERSCH, CPA

/S/ Dennis Bersch

August 7, 1998
Milwaukee, Wisconsin